UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 8, 2024

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 8, 2024, iPower Inc., a Nevada corporation (the “Company”), entered into a third amendment (the “Third Amendment”) to that certain credit agreement, initially entered into by and among the Company, its subsidiaries, E Marking Solution Inc. and Global Product Marketing Inc.,, and JPMorgan Chase Bank, N.A., as administrative agent for the Lender and a lender (the “Administrative Agent” or “Lender”), on November 12, 2021 (the “Credit Agreement”).

The Third Amendment to the Credit Agreement amended, among other things, (i) the defined term “Aggregate Revolving Commitment” to mean $15,000,000, and (ii) extended the maturity date to “November 8, 2027 or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.”

The Third Amendment to the Credit Agreement also amended the defined term of “Applicable Rate,” “Payment Condition,” and “Eligible Accounts,” as set forth under Section 1.01 of the Credit Agreement, and contained certain conditions precedent to effectiveness, including, among others, that the Company has paid to the Administrative Agent (i) an amendment fee in an amount equal to $37,500, to be distributed to the Lender and (ii) all other amounts required to be paid.

The Third Amendment to the Credit Agreement also contains customary representations and governing law clauses. The foregoing description of the Third Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Third Amendment to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

On November 13, 2024, the Company issued a press release announcing that the execution of the Third Amendment to the Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to the Credit Agreement, dated November 8, 2024, by and between iPower Inc., its subsidiaries and JPMorgan Chase Bank, N.A.
99.1	Press Release dated November 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: November 13, 2024
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

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